THE PBHG FUNDS, INC.

                          SUPPLEMENT DATED MAY 28, 1999
                   TO THE PROSPECTUS FOR THE PBHG CLASS SHARES
                    DATED JUNE 1, 1998, AND FEBRUARY 8, 1999

         This Supplement updates certain information contained in the Prospectus, as supplemented on April 1, 1999 and May 1, 1999. You should retain the Prospectus and all Supplements for future reference. You may obtain an additional copy of the Prospectus, as supplemented, free of charge, by calling 1-800-433-0051.

         Effective May 1, 1999, Jeffrey A. Wrona manages the PBHG Technology & Communications Fund. Prior to May 1, 1999, Mr. Wrona co-managed this Fund. Effective May 28, 1999, Mr. Wrona manages the PBHG Core Growth Fund. A discussion of Mr. Wrona's prior business experience begins on page 40 of the Prospectus.

         Effective May 28, 1999, the PBHG Large Cap Growth Fund, the PBHG Large Cap 20 Fund, and the PBHG Select Equity Fund are managed by a team of investment professionals lead by Gary L. Pilgrim, whose business experience is described on page 40 of the Prospectus.